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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in, or incorporated by reference to, this Form 10-K into the Company's previously filed Registration Statements, File Nos. 33-35870, 33-35871, 33-53482, 33-57219, 33-56353, 33-59397, and 33-60377.



                                                             ARTHUR ANDERSEN LLP


Chicago, Illinois
March 27, 1997